                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): DECEMBER 2, 2001



                                   DYNEGY INC.
             (Exact name of registrant as specified in its charter)



          ILLINOIS                    1-15659                   74-2928353
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)



        1000 LOUISIANA, SUITE 5800
              HOUSTON, TEXAS                            77002
 (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (713) 507-6400


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ITEM 5.           OTHER EVENTS.

      On December 2, 2001, Enron Corp., an Oregon corporation ("Enron"), announced that Enron and a number of its subsidiaries had filed voluntary petitions for Chapter 11 reorganization with the United States Bankruptcy Court for the Southern District of New York. On the same day, Enron filed a complaint in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York against Dynegy Inc., an Illinois corporation ("Dynegy") and its subsidiary Dynegy Holdings Inc., a Delaware corporation ("Dynegy Holdings"), seeking declaratory relief and damages with respect to Dynegy's termination of the Agreement and Plan of Merger dated as of November 9, 2001 among Dynegy, Stanford, Inc., Sorin, Inc., Badin, Inc. and Enron and with respect to Dynegy Holdings' exercise of its option to purchase all of the membership interests of MCTJ Holding Co. LLC, a Delaware limited liability company ("MCTJ"), pursuant to the Option Agreement dated as of November 9, 2001 and amended as of November 19, 2001.

      On December 3, 2001, Dynegy and Dynegy Holdings filed a petition in the 129th Judicial District Court of Harris County, Texas, seeking specific performance of Dynegy Holdings' option to purchase all of the membership interests of MCTJ, declaratory relief and damages. Dynegy's petition and the exhibits thereto are attached as exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8-K and are incorporated herein by this reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS.

      99.1  --    Plaintiff's original petition filed December 3, 2001 in
                  DYNEGY INC. AND DYNEGY HOLDINGS INC. VS. CGNN HOLDING COMPANY,
                  INC. AND MCTJ HOLDING CO. LLC, cause no. 2001-61378, in the
                  129th Judicial District Court, Harris County, Texas.

      99.2   --   Option Agreement dated as of November 9, 2001 (incorporated by reference to Exhibit 10.4 to Dynegy's Current Report on Form 8-K filed with the SEC on November 14, 2001 (File No.
                  1-15659)), which forms a part of Exhibit A to the petition.

      99.3   --   Amendment to Option Agreement dated as of November 19, 2001
                  (incorporated by reference to Exhibit 10.1 to Dynegy's Current
                  Report on Form 8-K filed with the SEC on November 30, 2001
                  (File No. 1-15659)), which forms a part of Exhibit A to the petition.

      99.4   --   Letter from Dynegy Inc. to Enron Corp. dated November 28,
                  2001 giving notice of termination of the Agreement and Plan of Merger dated as of November 9, 2001 among Dynegy Inc.,
                  Stanford, Inc., Sorin, Inc., Badin, Inc. and Enron Corp.
                  (incorporated by reference to Exhibit 99.1 to Dynegy's Current
                  Report on Form 8-K filed with the SEC on November 29, 2001
                  (File No. 1-15659)), which is Exhibit B to the petition.



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      99.5   --   Letter from Dynegy Holdings Inc. to CGNN Holding Company,
                  Inc. dated November 28, 2001 giving notice of the exercise of its option to purchase all of the membership interests of MCTJ Holding Co. LLC, a Delaware limited liability company, pursuant to the Option Agreement dated as of November 9, 2001 (incorporated by reference to Exhibit 99.2 to Dynegy's Current Report on Form 8-K filed with the SEC on November 29, 2001 (File No. 1-15659)), which is Exhibit C to the petition.

      99.6   --   Press release dated December 3, 2001.


ITEM 9.           REGULATION FD DISCLOSURE

      Please see the press release attached as Exhibit 99.6.

      The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Dynegy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Dynegy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Dynegy or any of its affiliates.

UNCERTAINTY OF FORWARD-LOOKING STATEMENTS AND INFORMATION.

      Dynegy's reports, filings and other public announcements often include statements reflecting assumptions, expectations, projections, intentions or beliefs about future events. These statements are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "project," "forecast," "may," "will," "should," "expect" and other words of similar meaning. In particular, these include, but are not limited to, statements relating to the following:

      o     Projected operating or financial results;

      o Expectations regarding capital expenditures, dividends and other payments;

      o Pending or recent acquisitions, including the anticipated closing date, expected cost savings or synergies and the accretive or dilutive impact of an acquisition on earnings;

      o Expectations regarding transaction volume and liquidity in wholesale energy markets in the U.S. and Europe;


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      o     Beliefs or assumptions about the outlook for deregulation of retail and wholesale energy markets in the U.S. and Europe and anticipated business developments in such markets;

      o Dynegy's ability to effectively compete for market share with industry participants;

      o     Beliefs about the outcome of legal and administrative proceedings;

      o The expected commencement date for commercial operations for new power plants; and

      o Anticipated developments with respect to demand for broadband services and applications and Dynegy's strategic plans in connection therewith.

Any or all of Dynegy's forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties, including the following:

      o The timing and extent of changes in commodity prices for energy, particularly natural gas, electricity and NGLs, or communications products or services;

      o The timing and extent of deregulation of energy markets in the U.S. and Europe and the rules and regulations adopted on a transitional basis in such markets;

      o The condition of the capital markets generally, which will be affected by interest rates, foreign currency fluctuations and general economic conditions, as well as Dynegy's ability to maintain its investment grade credit ratings;

      o The effectiveness of Dynegy's risk-management policies and procedures and the ability of Dynegy's trading counterparties to satisfy their financial commitments;

      o The liquidity and competitiveness of wholesale trading markets for energy commodities, including the impact of electronic or online trading in these markets;

      o Operational factors affecting the start up or ongoing commercial operations of Dynegy's power generation or midstream natural gas facilities, including catastrophic weather related damage, unscheduled outages or repairs, unanticipated changes in fuel costs or availability, the unavailability of gas transportation, the unavailability of electric transmission service or workforce issues;

      o Uncertainties regarding the development of, and competition within, the market for broadband services in the U.S. and Europe, including risks relating to competing technologies and standards, regulation, capital costs and the timing and amount of customer demand for high bandwidth applications;



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      o     Cost and other effects of legal and administrative proceedings, settlements, investigations and claims, including environmental liabilities that may not be covered by indemnity or insurance;

      o Other U.S. or European regulatory or legislative developments that affect the demand for energy generally, increase the environmental compliance cost for Dynegy's power generation or midstream gas facilities or impose liabilities on the owners of such facilities; and

      o General political conditions, including any extended period of war or conflict involving the U.S. or Europe.

      Many of these factors will be important in determining Dynegy's actual future results. Consequently, no forward-looking statement can be guaranteed. Dynegy's actual future results may vary materially from those expressed or implied in any forward-looking statements.

      All of Dynegy's forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date of this report.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DYNEGY INC.



                                          By: /s/ Keith R. Fullenweider
                                              --------------------------
                                                Keith R. Fullenweider,
                                                Senior Vice President and
                                                Deputy General Counsel

Date: December 4, 2001

                                  EXHIBIT INDEX

      99.1   --   Plaintiff's original petition filed December 3, 2001 in
                  DYNEGY INC. AND DYNEGY HOLDINGS INC. VS. CGNN HOLDING COMPANY,
                  INC. AND MCTJ HOLDING CO. LLC, cause no. 2001-61378, in the
                  129th Judicial District Court, Harris County, Texas.

      99.2   --   Option Agreement dated as of November 9, 2001 (incorporated by reference to Exhibit 10.4 to Dynegy's Current Report on Form 8-K filed with the SEC on November 14, 2001 (File No.
                  1-15659)), which forms a part of Exhibit A to the petition.

      99.3   --   Amendment to Option Agreement dated as of November 19, 2001
                  (incorporated by reference to Exhibit 10.1 to Dynegy's Current
                  Report on Form 8-K filed with the SEC on November 30, 2001
                  (File No. 1-15659)), which forms a part of Exhibit A to the petition.

      99.4   --   Letter from Dynegy Inc. to Enron Corp. dated November 28,
                  2001 giving notice of termination of the Agreement and Plan of Merger dated as of November 9, 2001 among Dynegy Inc.,
                  Stanford, Inc., Sorin, Inc., Badin, Inc. and Enron Corp.
                  (incorporated by reference to Exhibit 99.1 to Dynegy's Current
                  Report on Form 8-K filed with the SEC on November 29, 2001
                  (File No. 1-15659)), which is Exhibit B to the petition.

      99.5   --   Letter from Dynegy Holdings Inc. to CGNN Holding Company,
                  Inc. dated November 28, 2001 giving notice of the exercise of its option to purchase all of the membership interests of MCTJ
                  Holding Co. LLC, a Delaware limited liability company, pursuant to the Option Agreement dated as of November 9, 2001
                  (incorporated by reference to Exhibit 99.2 to Dynegy's Current
                  Report on Form 8-K filed with the SEC on November 29, 2001
                  (File No. 1-15659)), which is Exhibit C to the petition.

      99.6   --   Press release dated December 3, 2001.




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